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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 27, 2002

                           MONARCH DENTAL CORPORATION
               (Exact name of registrant as specified in charter)

            Delaware                   000-22835               51-0363560
(State or other jurisdiction    (Commission file number)     (IRS employer
        of incorporation)                                  identification no.)

                                Tollway Plaza II,
                     15950 North Dallas Parkway, Suite 825,
                               Dallas, Texas 75248
               (Address of principal executive offices) (Zip code)

               Registrant's telephone number, including area code:
                                 (972) 361-8420



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ITEM 5.  OTHER EVENTS.

     On November 27, 2002, Monarch Dental Corporation ("Monarch Dental") and Bright Now! Dental, Inc. ("Bright Now! Dental") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Milkweed, Inc., a wholly-owned subsidiary of Bright Now! Dental, will be merged with and into Monarch Dental. According to the terms of the Merger Agreement, stockholders of Monarch Dental will receive $5.00 per share in cash upon completion of the merger. Additionally, on November 27, 2002, Monarch Dental amended its Shareholder Rights Agreement dated as of September 16, 2002 (the "Rights Agreement"), to exempt the execution of the Merger Agreement and the merger from the provisions of the Rights Agreement.

     The Merger Agreement (which is attached hereto as Exhibit 2.1), the Amendment to the Shareholder Rights Agreement (which is attached hereto as Exhibit 4.2), and the press release issued by Monarch Dental (which is attached hereto as Exhibit 99.1) are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired:   Not Applicable

         (b)      Pro Forma Financial Information:             Not Applicable

         (c)      Exhibits:

                  2.1 Agreement and Plan of Merger, dated as of November 27, 2002, by and among Monarch Dental Corporation, Bright Now! Dental, Inc. and Milkweed, Inc. (excluding schedules, which the Registrant agrees to furnish supplementally to the Commission upon request)

                  4.1 Shareholder Rights Agreement, dated as of September 16, 2002, between Monarch Dental Corporation and Mellon Investor Services LLC, filed as Exhibit 4.1 to Monarch Dental's current report on Form 8-K on September 17, 2002, and incorporated herein by reference

                  4.2 Amendment to Shareholder Rights Agreement, dated as of November 27, 2002, between Monarch Dental Corporation and Mellon Investor Services LLC





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                 99.1  Press Release of Monarch Dental Corporation dated
                       November 27, 2002




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MONARCH DENTAL CORPORATION

Date:  November 27, 2002                     By:     /s/ Lisa K. Peterson
                                                -------------------------------
                                                 Lisa K. Peterson
                                                 Chief Financial and
                                                 Administrative Officer




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                                  EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------
2.1 Agreement and Plan of Merger, dated as of November 27, 2002, by and among Monarch Dental Corporation, Bright Now! Dental, Inc. and Milkweed, Inc. (excluding schedules, which the Registrant agrees to furnish supplementally to the Commission upon request)

4.1 Shareholder Rights Agreement, dated as of September 16, 2002, between Monarch Dental Corporation and Mellon Investor Services LLC, filed as Exhibit 4.1 to Monarch Dental's current report on Form 8-K on September 17, 2002, and incorporated herein by reference

4.2 Amendment to Shareholder Rights Agreement, dated as of November 27, 2002, between Monarch Dental Corporation and Mellon Investor Services LLC

99.1         Press Release of Monarch Dental Corporation dated November 27, 2002


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